Exhibit 99.1

Avago Technologies Limited Announces Second Quarter

Fiscal Year 2010 Financial Results

•	Net revenue up 13 percent sequentially to $515 million

•	GAAP gross margin increased to 45.2 percent; Non-GAAP gross margin up to 48.2 percent

SAN JOSE, Calif., and SINGAPORE – May 26, 2010 – Avago Technologies Limited (Nasdaq: AVGO), a leading designer, developer and global supplier of a broad range of analog semiconductor devices with a focus on III-V based products, today reported financial results for its second quarter fiscal year 2010, ended May 2, 2010, and provided guidance for the third quarter fiscal year 2010.

Second Quarter Fiscal Year 2010 GAAP Results

Net revenue was $515 million, an increase of 13 percent compared with the previous quarter, and up 58 percent from the same quarter last year.

Gross margin was $233 million, or 45.2 percent of net revenue. This compares with gross margin of $194 million, or 42.5 percent of net revenue last quarter, and gross margin of $98 million, or 30.2 percent of net revenue in the same quarter last year.

Second quarter net income was $90 million, or $0.37 per diluted share. This compares with net income of $38 million, or $0.16 per diluted share last quarter, and a net loss of $31 million, or ($0.14) per diluted share in the same quarter last year.

The Company’s cash balance at the end of the second quarter was $256 million, compared to $144 million at the end of the prior quarter. The increase in cash over the quarter is primarily due to $115 million of cash generated from operations.

Second Quarter Fiscal Year 2010 Non-GAAP Results

Gross margin was $248 million, or 48.2 percent of net revenue. This compares with gross margin of $209 million, or 45.8 percent of net revenue last quarter, and gross margin of $115 million, or 35.4 percent of net revenue in the same quarter last year.

Net income was $117 million, or $0.47 per diluted share. This compares with net income of $88 million, or $0.36 per diluted share last quarter, and a net loss of $2 million, or ($0.01) per diluted share in the same quarter last year.

Adjusted EBITDA, as defined in the indenture governing the Company’s outstanding debt securities, was $154 million, compared with $122 million last quarter and $40 million in the same quarter last year.

Avago Technologies Limited Reports Second Quarter Fiscal Year 2010 Financial Results

Second Quarter Fiscal Year 2010 Non-GAAP Results

				Change
(Dollars in millions, except EPS)	Q2 10	Q1 10	Q2 09	Q/Q	Y/Y
Net Revenue	$515	$456	$325	+13%	+58%
Gross Margin	48.2%	45.8%	35.4%	+240bps	+1280bps
Operating Expenses	$113	$105	$97	+$8	+$16
Net Income	$117	$88	$(2)	+$29	+$119
Earnings Per Share - Diluted	$0.47	$0.36	$(0.01)	+$0.11	+$0.48

“Our business continued to demonstrate strong growth in the second quarter of fiscal 2010,” said Hock Tan, President and CEO of Avago Technologies Limited. “This was driven by strong industrial infrastructure spending, especially in China, and continued market acceptance of new products in several of our target markets.”

Other Quarterly Data

	Percentage of Net Revenue			Growth Rates
Net Revenues by Target Market	Q2 10	Q1 10	Q2 09	Q/Q	Y/Y
Wireless Communications	38	38	43	14%	40%
Industrial & Automotive	29	26	20	26%	123%
Wired Infrastructure	24	26	28	3%	37%
Consumer & Computing Peripherals	9	10	9	4%	71%

Key Statistics	Q2 10	Q1 10	Q2 09
(Dollars in millions)
Cash From Operations	$115	$41	$66
Depreciation	$20	$19	$20
Amortization	$20	$20	$19
Capital Expenditures	$18	$9	$13
Days Sales Outstanding	44	41	52
Inventory Days On Hand	60	61	65

Third Quarter Fiscal Year 2010 Business Outlook

Based on current business trends, the outlook for the third fiscal quarter of 2010, ending August 1, 2010, is expected to be as follows:

	GAAP	Reconciling Items	Non-GAAP
Net Revenue	Up 4% to 7%		Up 4% to 7%
Gross Margin	46.0% plus/minus 1ppt.	$15M	49.0% plus/minus 1ppt.
Operating Expenses	$127M	$11M	$116M
Interest and Other	$8M		$8M
Taxes	$4M		$4M
Diluted Share Count	247M		251M

Reconciling items include $14 million of amortization of acquisition-related intangibles and $1 million of share-based compensation expenses at the Gross Margin line and $5 million of amortization of acquisition-related intangibles and $6 million of share-based compensation expenses at the Operating Expenses line.

Avago Technologies Limited Reports Second Quarter Fiscal Year 2010 Financial Results

Capital expenditures are expected to be in the range of $20 million to $25 million. Depreciation and amortization are both expected to be approximately $20 million in the third quarter.

The guidance provided above is only an estimate of what the Company believes is realizable as of the date of this release. Actual results will vary from the guidance and the variations may be material. We undertake no intent or obligation to publicly update or revise any of these projections, whether as a result of new information, future events or otherwise, except as required by law.

Avago will be presenting at the UBS Global Technology and Services Conference in New York on June 10, 2010 and at the Nasdaq OMX Investor Conference in London on June 23, 2010. Both of these presentations will be webcast and available for replay on the Investors section of Avago’s website.

Financial Results Conference Call

Avago Technologies Limited will host a conference call to review its financial results for the second quarter fiscal year 2010, and to provide guidance for the third quarter of fiscal year 2010, today at 2:00 p.m. Pacific Time. Those wishing to access the call should dial 866-356-4281; International 617-597-5395. The passcode is 24808425. A replay of the call will be available through June 3, 2010. To access the replay dial 888-286-8010; International 617-801-6888 and reference the passcode: 84036907. A webcast of the conference call will be available in the Investors section of Avago’s website at www.avagotech.com.

Non-GAAP Financial Measures

In addition to GAAP reporting, Avago reports net income or loss, as well as gross margin and operating expenses, on a non-GAAP basis. This non-GAAP information excludes amortization of acquisition-related intangibles, share-based compensation expense, asset impairment charges, restructuring charges, acquired in-process research and development, debt extinguishment (gains) losses, selling shareholder expenses, and the results of discontinued operations. In addition, Avago also discloses Adjusted EBITDA as measured by the indenture governing our outstanding debt securities. Avago believes this non-GAAP earnings information provides additional insight into the Company’s on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to emphasize the results of on-going operations. These historical non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data and a derivation of Adjusted EBITDA are included in the supplemental financial data attached to this press release.

About Avago Technologies Limited

Avago Technologies Limited is a leading designer, developer and global supplier of a broad range of analog semiconductor devices with a focus on III-V based products. Our product portfolio is extensive and includes approximately 7,000 products in four primary target markets: wireless communications, wired infrastructure, industrial and automotive electronics and consumer and computing peripherals.

Avago Technologies Limited Reports Second Quarter Fiscal Year 2010 Financial Results

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements that address our expected future business and financial performance. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of financial information; any statements about historical results that may suggest trends for our business; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief regarding future events, technology developments, or enforceability of our intellectual property rights; and any statements of assumptions underlying any of the foregoing. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Company or industry performance based on management’s judgment, beliefs, current trends and market conditions and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties that could materially affect future results include cyclicality in the semiconductor industry or in our target markets; the recent economic downturn and financial crisis and their impact on our business, results of operations, and financial condition; quarterly and annual fluctuations in operating results; our ability to generate cash sufficient to fund our research and development, capital expenditures and other business needs and to service our debt; our increased dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our dependence on contract manufacturing and outsourced supply chain; loss of our significant customers; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and any associated increases in litigation expenditures; our competitive performance and ability to continue achieving design wins with our customers; any expenses associated with resolving customer product and warranty claims; our ability to achieve the growth prospects and synergies expected from our acquisitions; delays and challenges associated with integrating acquired companies with our existing businesses; our ability to improve our cost structure through our manufacturing outsourcing program; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2010, as amended, and other Avago filings with the SEC (which you may obtain for free at the SEC’s website at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

# # #

Contacts:

Avago Technologies Ltd.

Jacob Sayer, 408-435-7400

VP Business Development and Investor Relations

investor.relations@avagotech.com

AVAGO TECHNOLOGIES LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED

(IN MILLIONS, EXCEPT PER SHARE DATA)

	Quarter ended			Two quarters ended
	May 2, 2010	January 31, 2010	May 3, 2009	May 2, 2010	May 3, 2009
Net revenue	$515	$456	$325	$971	$693
Costs and expenses:
Cost of products sold:
Cost of products sold	268	247	210	515	414
Amortization of intangible assets	14	15	14	29	29
Restructuring charges	—	—	3	—	9

Total cost of products sold	282	262	227	544	452

Gross margin	233	194	98	427	241

Research and development	70	64	59	134	121
Selling, general and administrative	48	46	42	94	82
Amortization of intangible assets	6	5	5	11	11
Restructuring charges	1	1	3	2	8

Total operating expenses	125	116	109	241	222

Income(loss) from operations	108	78	(11)	186	19
Interest expense	(8)	(11)	(20)	(19)	(38)
(Loss) gain on extinguishment of debt	—	(24)	—	(24)	1
Other income (expense), net	(1)	(1)	(2)	(2)	(4)

Income (loss) before income taxes	99	42	(33)	141	(22)
Provision for (benefit from) income taxes	9	4	(2)	13	3

Net income (loss)	$90	$38	$(31)	$128	$(25)

Net income (loss) per share:
Basic	$0.38	$0.16	$(0.14)	$0.54	$(0.12)
Diluted	$0.37	$0.16	$(0.14)	$0.52	$(0.12)

Shares used in per share calculations:
Basic	238	236	214	237	214
Diluted	246	244	214	244	214

Share-based compensation included in:
Cost of products sold	$1	$—	$—	$1	$—
Research and development	2	1	1	3	2
Selling, general and administrative	3	4	3	7	2

	$6	$5	$4	$11	$4

AVAGO TECHNOLOGIES LIMITED

FINANCIAL SUMMARY (NON-GAAP) - UNAUDITED

(IN MILLIONS, EXCEPT PERCENTAGES AND PER SHARE DATA)

	Quarter ended			Two quarters ended
	May 2, 2010	January 31, 2010	May 3, 2009	May 2, 2010	May 3, 2009
Net revenue	$515	$456	$325	$971	$693
Gross margin	248	209	115	457	279
% of net revenue	48%	46%	35%	47%	40%
Research and development	$68	$63	$58	$131	$119
Selling, general and administrative	$45	$42	$39	$87	$80
Total operating expenses	$113	$105	$97	$218	$199
% of net revenue	22%	23%	30%	22%	29%
Income from operations	$135	$104	$18	$239	$80
Interest expense	$(8)	$(11)	$(20)	$(19)	$(38)
Net income(loss)	$117	$88	$(2)	$205	$35
Net income per share - diluted	$0.47	$0.36	$(0.01)	$0.83	$0.16
Shares used in per share calculation - diluted(1)	249	247	214	247	218

The financial summary excludes amortization of acquisition-related intangibles, share-based compensation, restructuring charges, advisory agreement termination fee, selling shareholder expenses and (loss)gain on extinguishment of debt.

(1)	The shares used in diluted per share calculation exclude the impact of share-based compensation.

AVAGO TECHNOLOGIES LIMITED

FINANCIAL RECONCILIATION: GAAP TO NON-GAAP - UNAUDITED

(IN MILLIONS)

	Quarter ended			Two quarters ended
	May 2, 2010	January 31, 2010	May 3, 2009	May 2, 2010	May 3, 2009
Net income (loss) on GAAP basis	$90	$38	$(31)	$128	$(25)

Amortization of acquisition-related intangibles	20	20	19	40	40
Share-based compensation expense	6	5	4	11	4
Restructuring charges	1	1	6	2	17
Loss(gain) on extinguishment of debt	—	24	—	24	(1)

Net income(loss) on Non-GAAP basis	$117	$88	$(2)	$205	$35

Gross margin on GAAP basis	$233	$194	$98	$427	$241
Amortization of acquisition-related intangibles	14	15	14	29	29
Share-based compensation expense	1	—	—	1	—
Restructuring charges	—	—	3	—	9

Gross margin on Non-GAAP basis	$248	$209	$115	$457	$279

Research and development on GAAP basis	$70	$64	$59	$134	$121
Share-based compensation expense	2	1	1	3	2

Research and development on Non-GAAP basis	$68	$63	$58	$131	$119

Selling, general and administrative on GAAP basis	$48	$46	$42	$94	$82
Share-based compensation expense	3	4	3	7	2

Selling, general and administrative on Non-GAAP basis	$45	$42	$39	$87	$80

Total operating expenses on GAAP basis	$125	$116	$109	$241	$222
Amortization of acquisition-related intangibles	6	5	5	11	11
Share-based compensation expense	5	5	4	10	4
Restructuring charges	1	1	3	2	8

Total operating expenses on Non-GAAP basis	$113	$105	$97	$218	$199

Income(loss) from operations on GAAP basis	$108	$78	$(11)	$186	$19
Amortization of acquisition-related intangibles	20	20	19	40	40
Share-based compensation expense	6	5	4	11	4
Restructuring charges	1	1	6	2	17

Income from operations on Non-GAAP basis	$135	$104	$18	$239	$80

AVAGO TECHNOLOGIES FINANCE PTE. LTD

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA - UNAUDITED

(IN MILLIONS)

	Quarter ended			Two quarters ended
	May 2, 2010	January 31, 2010	May 3, 2009	May 2, 2010	May 3, 2009
Net income (loss)	$90	$38	$(31)	$128	$(25)
Interest expense	8	11	20	19	38
Provision for (benefit from) income taxes	9	4	(2)	13	3
Depreciation and amortization expense	40	39	39	79	80

EBITDA	147	92	26	239	96

Restructuring and other unusual charges	1	1	10	2	22
Share-based compensation	6	5	4	11	4
Loss(gain) on extinguishment of debt	—	24	—	24	(1)

Adjusted EBITDA	$154	$122	$40	$276	$121

EBITDA represents net income (loss) before interest expense, provision for income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to give effect to certain items that are required in calculating covenant compliance under our senior subordinated notes indenture as well as under our senior secured credit facility. Adjusted EBITDA is calculated by subtracting from or adding to EBITDA items of income or expense described above. EBITDA and Adjusted EBITDA do not represent net income, as that term is defined under GAAP, and should not be considered as an alternative to net income (loss) as an indicator of our operating performance.

Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for management or discretionary use as such measures do not consider certain cash requirements such as capital expenditures, tax payments and debt service requirements. EBITDA and Adjusted EBITDA as presented herein are not necessarily comparable to similarly titled measures used by other companies.

AVAGO TECHNOLOGIES LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED

(IN MILLIONS)

	May 2, 2010	November 1, 2009 (1)
ASSETS

Current assets:
Cash and cash equivalents	$256	$472
Trade accounts receivable, net	249	186
Inventory	178	162
Other current assets	44	44

Total current assets	727	864
Property, plant and equipment, net	261	264
Goodwill	171	171
Intangible assets, net	607	647
Other long-term assets	16	24

Total assets	$1,782	$1,970

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$169	$154
Employee compensation and benefits	59	55
Accrued interest	12	25
Capital lease obligations - current	2	2
Other current liabilities	39	33
Current portion of long-term debt	—	364

Total current liabilities	281	633

Long-term liabilities:
Long-term debt	230	230
Capital lease obligations - non-current	4	3
Other long-term liabilities	67	64

Total liabilities	582	930

Shareholders’ equity:
Ordinary shares, no par value	1,425	1,393
Accumulated deficit	(228)	(356)
Accumulated other comprehensive income	3	3

Total shareholders’ equity	1,200	1,040

Total liabilities and shareholders’ equity	$1,782	$1,970

(1)	Amounts for the year ended November 1, 2009 have been derived from audited financial statements as of that date.

AVAGO TECHNOLOGIES LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED

(IN MILLIONS)

	Quarter ended			Two quarters ended
	May 2, 2010	January 31, 2010	May 3, 2009	May 2, 2010	May 3, 2009
Cash flows from operating activities:
Net income (loss)	$90	$38	$(31)	$128	$(25)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:

Depreciation and amortization	40	39	39	79	80
Amortization of debt issuance costs	—	1	1	1	2
Non-cash portion of restructuring charges	—	—	1	—	1
Impairment of investment	—	—	2	—	2
(Gain) loss on extinguishment of debt	—	8	—	8	(1)
Loss on disposal of property, plant and equipment	—	1	—	1	—
Share-based compensation	6	5	4	11	4
Excess tax benefits from share-based compensation	(1)	—	—	(1)	—
Changes in assets and liabilities, net of acquisitions and dispositions:
Trade accounts receivable	(46)	(17)	1	(63)	1
Inventory	(12)	(4)	28	(16)	38
Accounts payable	2	5	1	7	(4)
Employee compensation and benefits	13	(9)	(3)	4	(34)
Other current assets and current liabilities	14	(28)	15	(14)	(9)
Other long-term assets and long-term liabilities	9	2	8	11	7

Net cash provided by operating activities	115	41	66	156	62

Cash flows from investing activities:
Purchase of property, plant and equipment	(18)	(9)	(13)	(27)	(25)
Acquisitions and investment, net of cash acquired	(1)	—	(7)	(1)	(7)
Proceeds from disposal of property, plant, and equipment	1	—	—	1	—
Proceeds from sale of discontinued operations	—	—	2	—	2

Net cash used in investing activities	(18)	(9)	(18)	(27)	(30)

Cash flows from financing activities:
Debt repayments	—	(364)	—	(364)	(2)
Issuance of ordinary shares, net of issuance costs	15	4	—	19	—
Repurchase of ordinary shares	—	—	(1)	—	(1)
Cash settlement of equity awards	—	—	(1)	—	(1)
Payment on capital lease obligation	(1)	—	—	(1)
Excess tax benefits from share-based compensation	1	—	—	1	—

Net cash (used in) provided by financing activities	15	(360)	(2)	(345)	(4)

Net (decrease) increase in cash and cash equivalents	112	(328)	46	(216)	28
Cash and cash equivalents at the beginning of period	144	472	195	472	213

Cash and cash equivalents at end of period	$256	$144	$241	$256	$241